Exhibit 10.30
FORMULA FOR DETERMINING 2022 TARGET PSU AND RSU AWARDS

FORMULA FOR DETERMINING 2022 TARGET PERFORMANCE SHARE UNIT ("PSU")
AND RESTRICTED STOCK UNIT ("RSU") AWARDS TO BE ISSUED TO NAMED EXECUTIVE OFFICERS

The target number of PSUs and RSUs to be issued to each Named Executive Officer listed below for 2022 will be determined in accordance with the following formula:

2022 Target Number PSU Awards tied to Relative TSR	=	Base Salary as of 2/10/2022	X	Long-Term Incentive Target listed below	X	60%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2022

2022 Target Number PSU Awards tied to Clean Energy Transition	=	Base Salary as of 2/10/2022	X	Long-Term Incentive Target listed below	X	10%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2022

2022 Target Number RSU Awards	=	Base Salary as of 2/10/2022	X	Long-Term Incentive Target listed below	X	30%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2022

NAMED EXECUTIVE OFFICER	LONG-TERM INCENTIVE TARGET AS PERCENT OF BASE SALARY
Lyons	375%
Baxter	300%
Moehn	300%
Mark	170%
Diya	175%
Nwamu	165%
Amirthalingam	110%